AlphaCentric LifeSci Healthcare Fund

CLASS A: LYFAX CLASS C: LYFCX CLASS I: LYFIX

(the “Fund”)

August 1, 2022

The following supplements certain information contained in the Fund’s Prospectus and Summary Prospectus, each dated August 1, 2022.

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The following investment policy will be in effect until September 13, 2022:

“Under normal market conditions, the Fund invests at least 80% of its net assets plus borrowings for investment purposes in the securities of companies in the life sciences and healthcare sectors, which the Fund defines to be the category of companies related to producing or supplying facilities, supplies, technology, pharmaceuticals, equipment, devices or services for the preservation and care of a person’s health.”

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated August 1, 2022, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-844-223-8637 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.